UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 21, 1999
                        (Date of earliest event reported)



                          AIRTOUCH COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                              1-12342                   94-3213132
----------------------------     -----------------------     -------------------
(State or other jurisdiction     (Commission file number)    (I.R.S. employer
of incorporation)                                            identification no.)


One California Street
San Francisco, California                                      94111
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code:   (415) 658-2000



Item 5.  Other Events
         ------------

On September 21, 1999, the parent company of AirTouch Communications, Inc., Vodafone AirTouch Plc ("Vodafone AirTouch"), and Bell Atlantic Corporation ("Bell Atlantic"), announced that they had entered into a definitive agreement for the creation of a new wireless business composed of the parties' U. S. wireless assets.

At a meeting with analysts on September 21, 1999, to provide information with regard to the proposed new wireless business, Vodafone AirTouch and Bell Atlantic stated that:

 . in the first year following completion of the merger between Bell Atlantic and GTE Corporation ("GTE"), they estimate that the new wireless business will dilute the combined company's earnings per share, 3% on a cash basis and 7% on a GAAP basis;

 . thereafter, they expect the new wireless business to accelerate combined company EPS growth by more than 100 basis points, so that, in the second year following completion of the Bell Atlantic-GTE merger, they are targeting the combined company's earnings per share growth, excluding merger transition charges, to be 15%-plus;

 . they estimate that next year the Bell Atlantic, Vodafone AirTouch and GTE assets that will eventually comprise the new wireless business will produce revenues of $15.6 billion, EBITDA of $6.1 billion, and net income (pre-goodwill) of $1.7 billion.

Reference is made to the joint press release dated September 21, 1999, issued by Bell Atlantic and Vodafone AirTouch, which is attached as Exhibit 99 and is incorporated herein by reference.


           Cautionary Statement Concerning Forward-looking Statements

In this Current Report on Form 8-K we have made forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. These factors include, but are not limited to, the following:

 . changes in economic conditions in markets served by the operations of the company which would adversely affect the level of demand for wireless services;

 . greater than anticipated competitive activity requiring reduced pricing and/or new product offerings or resulting in higher costs of acquiring new customers or slower customer growth;

 . greater than expected growth in customers and usage, requiring increased investment in network capacity;

 . the impact of new business opportunities requiring significant up-front investments;

 .  the impact on capital spending from the deployment of new technologies;

 . the possibility that technologies will not perform according to expectations or that vendors' performance will not meet the company's requirements; and

 . the timing of, and regulatory or other conditions associated with, the completion of the wireless joint venture with Bell Atlantic, and the ability of the new wireless enterprise to combine operations and obtain revenue enhancements and cost savings.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits

99 Press Release, dated September 21, 1999, issued by Bell Atlantic Corporation and Vodafone AirTouch Plc.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            AIRTOUCH COMMUNICATIONS, INC.


                            By: /s/ Megan W. Pierson
                                ---------------------
                                Megan W. Pierson
                                Vice President, General Counsel and Secretary



Date:  September 24, 1999

                                 EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

99 Press Release, dated September 21, 1999, issued by Bell Atlantic Corporation and Vodafone AirTouch Plc.